UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Dated March 18, 2011
of
AGCO CORPORATION
A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930
4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Exhibits.
SIGNATURES
Exhibit Index
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2011, the Board of Directors of AGCO Corporation elected Daniel C. Ustian as a member of its Board of Directors, effective March 17, 2011. Mr. Ustian’s term will expire at the 2011 annual meeting of stockholders. Mr. Ustian replaces Mr. Curtis Moll who will be retiring from the AGCO Board of Directors at the upcoming annual meeting of shareholders. In addition, Herman Cain retired from the Board of Directors effective March 17, 2011. A replacement for Mr. Cain will be named at a later date. A press release announcing Mr. Ustian’s election and Mr. Cain’s retirement is attached hereto as Exhibit 99.1.
Item 9.01. Exhibits.
The following exhibit is filed with this report:
99.1	Press release dated March 17, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation
By:	/s/ Andrew H. Beck
Andrew H. Beck
Senior Vice President and Chief Financial Officer

Dated: March 18, 2011

Exhibit Index

Exhibit No.	Description
99.1	Press release dated March 17, 2011.